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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 24, 2005

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                           CENTURY ALUMINUM COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                    0-27918                  13-3070826
      (State or other        (Commission File Number)        (IRS Employer
      jurisdiction of                                     Identification No.)
      Incorporation)


                   2511 GARDEN ROAD
                BUILDING A, SUITE 200
                 MONTEREY, CALIFORNIA                           93940
       (Address of principal executive offices)              (Zip Code)


                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE

      On March 24, 2005, Century Aluminum Company (the "Company") issued a press release commenting on the Company's outlook for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (C) EXHIBITS

      The following exhibits are filed with this report:

Exhibit Number      Description
--------------      -----------
      99.1          Press Release, dated March 24, 2005, commenting on the
                    Company's outlook for the quarter ended March 31, 2005.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

      This Current Report on Form 8-K and the press release attached as an exhibit hereto may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CENTURY ALUMINUM COMPANY

Date:   March 28, 2005                By:   /s/ Gerald J. Kitchen
        --------------                    --------------------------------------
                                          Name:  Gerald J. Kitchen
                                          Title: Executive Vice President,
                                                 General Counsel, Chief
                                                 Administrative Officer and
                                                 Secretary


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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
      99.1          Press Release, dated March 24, 2005, commenting on the
                    Company's outlook for the quarter ended March 31, 2005.


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